EXHIBIT 99

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                                        WFMBS MORTGAGE LOAN POOL
                                   10-YEAR THROUGH 15-YEAR FIXED RATE
                                   NON-RELOCATION/RELOCATION MORTGAGES
                                          WFMBS SERIES 2003-08
                                         POOL PROFILE (6/6/2003)

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                                                    ---------------------      ----------------------
                                                            Bid                      Tolerance
                                                    ---------------------      ----------------------
AGGREGATE PRINCIPAL BALANCE                                 $500,000,000                  (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                       1-Jul-03
INTEREST RATE RANGE                                            4.50-6.75
GROSS WAC                                                         5.380%          (+10 bps/ -10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                                      25 bps
MASTER SERVICING FEE                                               1 bps
WAM (in months)                                                      178                (+/- 2 month)

WALTV                                                                56%                (maximum +5%)

CALIFORNIA %                                                         45%                (maximum 50%)

AVERAGE LOAN BALANCE                                            $480,000           (maximum $525,000)
LARGEST INDIVIDUAL LOAN BALANCE                               $1,488,000         (maximum $1,500,000)

CASH-OUT REFINANCE %                                                 23%               (maximum  +5%)

PRIMARY RESIDENCE %                                                  95%                (minimum -5%)

SINGLE-FAMILY DETACHED %                                             95%                (minimum -5%)

FULL DOCUMENTATION %                                                 50%                (minimum -5%)

UNINSURED > 80% LTV %                                                 0%                (maximum +1%)

WA FICO                                                              736                (minimum -10)



               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                  MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)  All dollar amounts are approximate and all percentages are expressed  as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-08
                             POOL PROFILE (6/6/2003)
                               PRICING INFORMATION
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
RATING AGENCIES                                              TBD by Wells Fargo

PASS THRU RATE                                                            4.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                      0.01%

PRICING DATE                                                                TBD

FINAL STRUCTURE DUE DATE                                              09-JUL-03                9:00 AM

SETTLEMENT DATE                                                       28-JUL-03

ASSUMED SUB LEVELS                                                          AAA          1.250%
                                                                             AA            TBD
                                                                              A            TBD
                                                                            BBB            TBD
                                                                             BB            TBD
                                                                              B            TBD

                                                             Note:  AAA Class will be rated by two rating agencies.
                                                             AA through B Classes will be rated by one rating agency.

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WFASC Securitization Program as follows:
     1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
     2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
     3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
     4)  Wells Fargo Bank Minnesota, N.A. will act as custodian.
     5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)
* This Security may contain Pledged Asset Loans.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-08. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.



WFMBS CONTACTS                                Brad Davis (301) 846-8009
                                              Mike Miller (301) 815-6397
                                              Gretchen Markley (301) 846-8356

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                                                       WFASC Denomination Policy
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                                                                                   Minimum           Physical          Book Entry
Type and Description of Certificates                                             Denomination      Certificate        Certificates
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                               $25,000           Allowed            Allowed

Companion classes for PAC, TAC, Scheduled Classes                                  $100,000           Allowed            Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates     $100,000           Allowed            Allowed

Notional and Nominal Face IO                                                          (2)             Allowed            Allowed

Residual Certificates                                                                 (3)             Required         Not Allowed

All other types of Class A Certificates                                               (5)                (5)                (5)


Class B (Investment Grade)                                                         $100,000           Allowed            Allowed

Class B (Non-Investment Grade)                                                     $250,000           Required         Not Allowed

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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.